UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2013

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

Malvern Bancorp, Inc. (the “Company”) posted to its website, under the Investor Relations tab, a presentation which will be used by Ronald Anderson, President and Chief Executive Officer, and Dennis Boyle, Senior Vice President and Chief Financial Officer, in meetings with certain institutional investors and analysts on November 4, 2013 in Owings Mills, Maryland. The investor presentation is attached hereto pursuant to Regulation FD as Exhibit 99.1.

The presentation attached hereto as Exhibit 99.1 and incorporated herein by reference is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Investor presentation dated November 4, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: November 4, 2013	By:	/s/Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Investor presentation dated November 4, 2013